Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Trish Tomczak, Director of Marketing
Phone: 989-779-6333 Fax: 989-775-5501
Isabella Bank Corporation Announces Second Quarter 2023 Earnings
Growth in loans, Isabella Wealth during Q2; results remain strong despite interest rate headwinds
Mt. Pleasant, Michigan, July 20, 2023 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) has reported net income of $4.6 million for the second quarter of 2023 and $10 million for the six-month period ended June 30, 2023. Earnings per common share were $0.62 for the second quarter of 2023 and $1.32 for the first half of the year.
Second Quarter 2023 Highlights:
•Loans grew $64 million, or 5%, during the quarter.
•Interest income improved 21%, compared to second quarter of 2022.
•Assets managed by Isabella Wealth grew more than $22 million, or 4%, during the quarter.
•Shareholders earned a cash dividend of $0.28 per share, with an annualized dividend yield of 5.46%, as of June 30, 2023.
“Our financial performance remains strong despite the challenges our industry faces with current interest rate dynamics,” said Jae A. Evans, President and Chief Executive Officer. “Competition for deposits was strong during the quarter, leading to continued pressure on our net interest margin and a decline in deposits. Despite this decline, our liquidity position remains strong.
“We are safeguarding the long-term success of the bank with strategic decisions and initiatives that will enhance shareholder value and the customer experience. One such action, for which planning began last year, is our first move into Bay County. The upcoming opening of our Bay City loan production office (LPO) is a great opportunity for us to assist individuals and businesses throughout the area with their loan needs," Evans said. "The continued growth of our footprint demonstrates our ongoing commitment to customers and communities as a leading, independent community bank.”

Operating Results
Net income: Net income for second quarter 2023 was $4.6 million, compared to $5.3 million in the second quarter of 2022. Net income for the first six months of the year was $10 million, remaining stable year over year. Interest income continued to improve in the second quarter and nearly offset the increase in interest expense due to rising rates on deposits.
Net interest income: Net interest income for second quarter 2023 decreased $248,000 compared to the second quarter of 2022. For the first six months of the year, net interest income increased $1.6 million compared to the same period in 2022. Rising interest rates and continued loan growth led to an increase in gross interest income of $3.4 million and $7.2 million for the second quarter and first six months of 2023, compared to the same periods in 2022. While the Bank continues to benefit from a strategic reduction in higher-cost borrowings, implemented in prior periods, rising interest rates on deposits led to a $3.6 million and $5.6 million increase in interest expense for the second quarter and first six months of 2023, compared the same periods in 2022.
Noninterest income and expenses: Noninterest income was $3.6 million for the second quarter of both 2023 and 2022. For the first six months of 2023, noninterest income decreased $245,000 compared to the same period in 2022, driven by a $554,000 reduction in mortgage servicing rights income, as rising interest rates led to a decline in both the volume and balance of loans serviced. Noninterest expenses increased $878,000 during the second quarter of 2023 and $1.8 million for the six-month period ended June 30, 2023 in comparison to the same periods in 2022. The increase was primarily the result of increased expense related to compensation, equipment, and FDIC insurance.
Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 3.11% and 3.17% for the three and six months ended June 30, 2023, compared to 3.16% and 3.01% for the same periods in 2022. While the second quarter of 2023 fell in comparison to the same period in 2022, net yield for the first half of 2023 improved significantly through strategic initiatives - such as the reduced reliance on higher-cost borrowed funds and brokered deposits - that were implemented in prior periods in anticipation of rising interest rates.
Balance Sheet
Assets: Total assets were $2 billion and assets under management were $2.9 billion as of June 30, 2023. Managed assets include loans sold and serviced of $255 million as well as $594 million in investment and trust assets managed by Isabella Wealth. Investment and trust assets increased $80 million, or 15.5%, since December 31, 2022.
Loans: Loans outstanding as of June 30, 2023 totaled $1.3 billion. Gross loans increased $63.8 million during the second quarter and rose $70.2 million compared to December 31, 2022. This reflects growth in the consumer portfolio and a resumption of the Bank's engagement with a mortgage participation program. Adherence to strong underwriting standards continued to be reflected in the low levels of total past due and nonaccrual loans, which were $3.7 million, or 0.28% of total loans, at the end of the period.
Deposits: Total deposits were $1.7 billion as of June 30, 2023, a decrease of $29.3 million, or 1.7%, since December 31, 2022. The decline occurred during the second quarter, and was driven by strong pricing competition within the industry.
Capital: The Bank is considered a “well-capitalized” institution, as its capital ratios exceeded the minimum designated requirements. As of June 30, 2023, the Bank’s Tier 1 Leverage Ratio was 9.17%, Tier 1 Capital Ratio was 13.08%, and Total Capital Ratio was 14.00%. The minimum requirements to be considered well capitalized are a Tier 1 Leverage Ratio of 5.0%, Tier 1 Capital Ratio of 8.0%, and Total Capital Ratio of 10.0%.
Dividend: During the second quarter of 2023, the Corporation paid a $0.28 per common share cash dividend. Based on the Corporation’s closing stock price of $20.50 as of June 30, 2023, the annualized cash dividend yield was 5.46%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state-chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving the local banking needs of its customers and communities for 120 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services through Isabella Wealth. The Bank has locations throughout seven Mid-Michigan counties: Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.
For more information about Isabella Bank Corporation, visit the Investor Relations link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s investor relations firm is Renmark Financial Communications, Inc. (www.renmarkfinancial.com).
Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	June 30 2023	December 31 2022
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$25,584	$27,420
Fed Funds sold and interest bearing balances due from banks	4,296	11,504
Total cash and cash equivalents	29,880	38,924
Available-for-sale securities, at fair value	530,497	580,481
Mortgage loans available-for-sale	362	379
Loans	1,334,402	1,264,173
Less allowance for credit losses	12,833	9,850
Net loans	1,321,569	1,254,323
Premises and equipment	26,383	25,553
Corporate owned life insurance policies	33,433	32,988
Equity securities without readily determinable fair values	15,746	15,746
Goodwill and other intangible assets	48,285	48,287
Accrued interest receivable and other assets	36,293	33,586
TOTAL ASSETS	$2,042,448	$2,030,267
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$458,845	$494,346
Interest bearing demand deposits	335,922	372,155
Certificates of deposit under $250 and other savings	824,272	810,642
Certificates of deposit over $250	95,909	67,132
Total deposits	1,714,948	1,744,275
Borrowed funds
Federal funds purchased and repurchase agreements	37,102	57,771
Federal Home Loan Bank advances	55,000	—
Subordinated debt, net of unamortized issuance costs	29,290	29,245
Total borrowed funds	121,392	87,016
Accrued interest payable and other liabilities	17,677	12,766
Total liabilities	1,854,017	1,844,057
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,496,826 shares (including 195,217 shares held in the Rabbi Trust) in 2023 and 7,559,421 shares (including 154,879 shares held in the Rabbi Trust) in 2022	126,278	128,651
Shares to be issued for deferred compensation obligations	5,395	5,005
Retained earnings	93,175	89,748
Accumulated other comprehensive income (loss)	(36,417)	(37,194)
Total shareholders’ equity	188,431	186,210
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,042,448	$2,030,267

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Interest income
Loans, including fees	$15,931	$13,179	$30,820	$25,557
Available-for-sale securities
Taxable	2,382	2,027	4,884	3,642
Nontaxable	665	704	1,383	1,364
Federal funds sold and other	517	192	1,003	301
Total interest income	19,495	16,102	38,090	30,864
Interest expense
Deposits	4,109	854	6,938	1,790
Borrowings
Federal funds purchased and repurchase agreements	171	8	320	17
Federal Home Loan Bank advances	270	47	270	119
Subordinated debt, net of unamortized issuance costs	266	266	532	532
Total interest expense	4,816	1,175	8,060	2,458
Net interest income	14,679	14,927	30,030	28,406
Provision for credit losses	196	485	237	522
Net interest income after provision for credit losses	14,483	14,442	29,793	27,884
Noninterest income
Service charges and fees	2,047	2,284	4,025	4,493
Wealth management fees	981	784	1,767	1,538
Earnings on corporate owned life insurance policies	226	222	452	432
Net gain on sale of mortgage loans	56	170	123	394
Other	294	135	530	285
Total noninterest income	3,604	3,595	6,897	7,142
Noninterest expenses
Compensation and benefits	6,561	6,037	13,150	12,111
Furniture and equipment	1,613	1,442	3,210	2,892
Occupancy	993	929	1,998	1,895
Other	3,372	3,253	6,379	6,083
Total noninterest expenses	12,539	11,661	24,737	22,981
Income before federal income tax expense	5,548	6,376	11,953	12,045
Federal income tax expense	918	1,081	2,002	2,016
NET INCOME	$4,630	$5,295	$9,951	$10,029
Earnings per common share
Basic	$0.62	$0.70	$1.32	$1.33
Diluted	$0.61	$0.69	$1.31	$1.31
Cash dividends per common share	$0.28	$0.27	$0.56	$0.54

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,300,593	$15,931	4.90%	$1,259,573	$13,179	4.19%
Taxable investment securities	485,897	2,356	1.94%	475,010	2,027	1.71%
Nontaxable investment securities	97,755	946	3.87%	109,367	975	3.57%
Fed funds sold	4	—	4.70%	6	—	1.47%
Other	37,664	517	5.49%	77,176	192	1.00%
Total earning assets	1,921,913	19,750	4.11%	1,921,132	16,373	3.41%
NONEARNING ASSETS
Allowance for credit losses	(12,759)			(9,288)
Cash and demand deposits due from banks	24,807			22,838
Premises and equipment	26,401			24,269
Accrued income and other assets	80,374			84,590
Total assets	$2,040,736			$2,043,541

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$348,341	194	0.22%	$375,123	56	0.06%
Savings deposits	628,673	1,849	1.18%	627,916	171	0.11%
Time deposits	303,117	2,066	2.73%	274,284	627	0.91%
Federal funds purchased and repurchase agreements	35,495	171	1.93%	46,029	8	0.07%
Federal Home Loan Bank advances	20,404	270	5.29%	10,000	47	1.88%
Subordinated debt, net of unamortized issuance costs	29,275	266	3.63%	29,188	266	3.65%
Total interest bearing liabilities	1,365,305	4,816	1.41%	1,362,540	1,175	0.34%
NONINTEREST BEARING LIABILITIES
Demand deposits	462,953			470,139
Other	16,906			15,237
Shareholders’ equity	195,572			195,625
Total liabilities and shareholders’ equity	$2,040,736			$2,043,541
Net interest income (FTE)		$14,934			$15,198
Net yield on interest earning assets (FTE)			3.11%			3.16%
(1) Includes loans and mortgage loans AFS

	Six Months Ended
	June 30, 2023			June 30, 2022
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans (1)	$1,284,520	$30,820	4.80%	$1,247,746	$25,557	4.10%
Taxable investment securities	495,340	4,827	1.95%	448,405	3,642	1.62%
Nontaxable investment securities	101,973	1,967	3.86%	105,507	1,895	3.59%
Fed funds sold	10	—	4.77%	4	—	1.12%
Other	49,059	1,003	4.09%	120,027	301	0.50%
Total earning assets	1,930,902	38,617	4.00%	1,921,689	31,395	3.27%
NONEARNING ASSETS
Allowance for credit losses	(12,709)			(9,209)
Cash and demand deposits due from banks	24,918			24,827
Premises and equipment	26,132			24,364
Accrued income and other assets	75,746			93,648
Total assets	$2,044,989			$2,055,319

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$363,942	340	0.19%	$379,275	106	0.06%
Savings deposits	637,281	3,315	1.04%	621,661	330	0.11%
Time deposits	285,389	3,283	2.30%	282,172	1,354	0.96%
Federal funds purchased and repurchase agreements	37,656	320	1.70%	47,535	17	0.07%
Federal Home Loan Bank advances	10,193	270	5.30%	12,431	119	1.91%
Subordinated debt, net of unamortized issuance costs	29,264	532	3.64%	29,177	532	3.65%
Total interest bearing liabilities	1,363,725	8,060	1.18%	1,372,251	2,458	0.36%
NONINTEREST BEARING LIABILITIES
Demand deposits	474,656			464,271
Other	15,005			16,061
Shareholders’ equity	191,603			202,736
Total liabilities and shareholders’ equity	$2,044,989			$2,055,319
Net interest income (FTE)		$30,557			$28,937
Net yield on interest earning assets (FTE)			3.17%			3.01%
(1) Includes loans and mortgage loans AFS

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended
	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
PER SHARE
Basic earnings	$0.62	$0.70	$0.84	$0.78	$0.70
Diluted earnings	$0.61	$0.70	$0.83	$0.77	$0.69
Dividends	$0.28	$0.28	$0.28	$0.27	$0.27
Tangible book value	$18.69	$19.24	$18.25	$16.96	$18.85
Quoted market value
High	$26.00	$25.10	$24.02	$24.95	$26.25
Low	$19.13	$22.08	$21.00	$21.39	$23.00
Close (1)	$20.50	$24.80	$23.50	$21.40	$24.80
Common shares outstanding (1)	7,496,826	7,540,015	7,559,421	7,564,348	7,553,113
Average number of common shares outstanding	7,498,584	7,556,585	7,564,405	7,555,333	7,545,001
Average number of diluted common shares outstanding	7,567,527	7,634,417	7,648,152	7,650,950	7,650,145
PERFORMANCE RATIOS
Return on average total assets	0.91%	1.04%	1.24%	1.13%	1.04%
Return on average shareholders' equity	9.47%	11.35%	14.01%	12.13%	10.83%
Return on average tangible shareholders' equity	12.58%	15.28%	19.14%	16.15%	14.38%
Net interest margin yield (FTE)	3.11%	3.22%	3.43%	3.28%	3.16%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$254,934	$259,512	$264,206	$268,879	$273,294
Assets managed by Isabella Wealth	$593,530	$571,453	$513,918	$464,136	$454,535
Total assets under management	$2,890,912	$2,915,589	$2,808,391	$2,796,992	$2,776,202
ASSET QUALITY (1)
Nonaccrual loans	$414	$488	$457	$580	$540
Foreclosed assets	$405	$414	$439	$240	$241
Net loan charge-offs (recoveries)	$(3)	$(9)	$(230)	$41	$(11)
Nonperforming loans to gross loans	0.04%	0.04%	0.04%	0.05%	0.05%
Nonperforming assets to total assets	0.05%	0.05%	0.05%	0.04%	0.05%
Allowance for credit losses to gross loans	0.96%	0.99%	0.78%	0.78%	0.76%
CAPITAL RATIOS (1)
Shareholders' equity to assets	9.23%	9.27%	9.17%	8.56%	9.31%
Tier 1 leverage	8.70%	8.58%	8.61%	8.44%	8.38%
Common equity tier 1 capital	12.39%	12.71%	12.91%	12.92%	12.44%
Tier 1 risk-based capital	12.39%	12.71%	12.91%	12.92%	12.44%
Total risk-based capital	15.37%	15.77%	15.79%	15.85%	15.33%
(1) At end of period

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Six Months Ended
	June 30 2023	June 30 2022	June 30 2021
PER SHARE
Basic earnings	$1.32	$1.33	$1.26
Diluted earnings	$1.31	$1.31	$1.24
Dividends	$0.56	$0.54	$0.54
Tangible book value	$18.69	$18.85	$21.73
Quoted market value
High	$26.00	$26.25	$23.90
Low	$19.13	$23.00	$19.45
Close (1)	$20.50	$24.80	$23.00
Common shares outstanding (1)	7,496,826	7,553,113	7,946,658
Average number of common shares outstanding	7,528,251	7,539,799	7,956,889
Average number of diluted common shares outstanding	7,601,613	7,645,357	8,075,763
PERFORMANCE RATIOS
Return on average total assets	0.97%	0.98%	1.00%
Return on average shareholders' equity	10.39%	9.89%	9.06%
Return on average tangible shareholders' equity	13.89%	13.00%	11.61%
Net interest margin yield (FTE)	3.17%	3.01%	2.88%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$254,934	$273,294	$290,033
Assets managed by Isabella Wealth	$593,530	$454,535	$493,287
Total assets under management	$2,890,912	$2,776,202	$2,814,727
ASSET QUALITY (1)
Nonaccrual loans	$414	$540	$3,329
Foreclosed assets	$405	$241	$365
Net loan charge-offs (recoveries)	$(12)	$(75)	$(108)
Nonperforming loans to gross loans	0.04%	0.05%	0.28%
Nonperforming assets to total assets	0.05%	0.05%	0.19%
Allowance for credit losses to gross loans	0.96%	0.76%	0.78%
CAPITAL RATIOS (1)
Shareholders' equity to assets	9.23%	9.31%	10.88%
Tier 1 leverage	8.70%	8.38%	8.46%
Common equity tier 1 capital	12.39%	12.44%	13.81%
Tier 1 risk-based capital	12.39%	12.44%	13.81%
Total risk-based capital	15.37%	15.33%	17.00%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
Commercial and industrial	$194,914	$189,185	$178,428	$180,124	$175,674
Commercial real estate	564,254	566,410	566,012	552,399	559,602
Advances to mortgage brokers	39,099	—	—	1,484	37,291
Agricultural	96,689	94,760	104,985	97,527	94,726
Residential real estate	343,474	336,186	336,694	330,232	329,795
Consumer	95,972	84,110	78,054	74,385	74,822
Gross loans	$1,334,402	$1,270,651	$1,264,173	$1,236,151	$1,271,910

	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
Noninterest bearing demand deposits	$458,845	$478,829	$494,346	$510,127	$488,110
Interest bearing demand deposits	335,922	383,602	372,155	368,537	370,284
Savings deposits	606,644	662,495	625,734	651,129	635,397
Certificates of deposit	313,288	288,103	251,541	260,741	265,477
Internet certificates of deposit	249	499	499	499	598
Total deposits	$1,714,948	$1,813,528	$1,744,275	$1,791,033	$1,759,866

	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
U.S. Treasury	$209,353	$212,086	$208,701	$206,791	$214,474
States and political subdivisions	95,242	108,719	117,512	114,000	119,649
Auction rate money market preferred	2,637	2,716	2,342	2,479	2,497
Mortgage-backed securities	35,532	37,797	39,070	41,042	45,796
Collateralized mortgage obligations	180,996	200,252	205,728	209,720	167,572
Corporate	6,737	7,080	7,128	7,201	7,602
Available-for-sale securities, at fair value	$530,497	$568,650	$580,481	$581,233	$557,590

	June 30 2023	March 31 2023	December 31 2022	September 30 2022	June 30 2022
Securities sold under agreements to repurchase without stated maturity dates	$37,102	$31,995	$57,771	$52,479	$47,247
Federal Home Loan Bank advances	55,000	—	—	—	10,000
Subordinated debt, net of unamortized issuance costs	29,290	29,267	29,245	29,225	29,203
Total borrowed funds	$121,392	$61,262	$87,016	$81,704	$86,450

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Service charges and fees
ATM and debit card fees	$1,244	$1,202	$2,404	$2,295
Service charges and fees on deposit accounts	588	631	1,199	1,240
Freddie Mac servicing fee	162	167	321	338
Net mortgage servicing rights income (loss)	(41)	213	(77)	477
Other fees for customer services	94	71	178	143
Total service charges and fees	2,047	2,284	4,025	4,493
Wealth management fees	981	784	1,767	1,538
Earnings on corporate owned life insurance policies	226	222	452	432
Net gain on sale of mortgage loans	56	170	123	394
Other	294	135	530	285
Total noninterest income	$3,604	$3,595	$6,897	$7,142

	Three Months Ended June 30		Six Months Ended June 30
	2023	2022	2023	2022
Compensation and benefits	$6,561	$6,037	$13,150	$12,111
Furniture and equipment	1,613	1,442	3,210	2,892
Occupancy	993	929	1,998	1,895
Other
Audit, consulting, and legal fees	557	605	1,092	1,154
ATM and debit card fees	409	508	809	942
Other losses	425	233	572	316
Marketing costs	240	364	485	603
Memberships and subscriptions	230	207	470	424
FDIC insurance premiums	233	131	461	256
Donations and community relations	256	139	440	426
Loan underwriting fees	216	215	431	397
Director fees	198	187	402	388
All other	608	664	1,217	1,177
Total other noninterest expenses	3,372	3,253	6,379	6,083
Total noninterest expenses	$12,539	$11,661	$24,737	$22,981